Exhibit 99.1

Patterson -UTI Energy, Inc.

Raymond James

35th Annual Institutional Investors Conference

March 4-5, 2014

Forward Looking Statements

This material and any oral statements made in connection with this material include “forward looking statements” within the meaning of the Securities Act of

1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward -looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward -looking statements. It is important to note that actual results could differ materially from those discussed in such forward looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www. patenergy. com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www. sec.gov. We undertake no obligation to publicly update or revise any forward -looking statement. Statements made in this presentation include non-GAAP financial measures. The required reconciliation to GAAP financial measures are included on our website and at the end of this presentation. 2

Why Invest in Patterson -UTI Energy?

Technology leader

– Leader in walking rigs for pad drilling

– Innovator in use of natural gas as a fuel source for both drilling and pressure pumping

Customer focused

– Solid relationships with broad and diverse customer base

– Creating value through focus on well site execution

Financially flexible

– Strong balance sheet

– History of share buybacks

– Dividends

Who We Are

Contract Drilling

High quality fleet of land drilling rigs including 125 APEX® rigs

Leader in walking rig technology for pad drilling applications

Large footprint across North American drilling markets

Components of Revenue

Pressure Pumping 36% Contract Drilling 62% Oil & Natural Gas 2%

Patterson -UTI reported results for the year ended December 31, 2013 5

Pressure Pumping

High quality fleet of modern pressure pumping equipment

A leader in natural gas bi-fuel technology

Strong reputation for safe and efficient operations

Components of Revenue

Pressure Pumping 36% Contract Drilling 62% Oil & Natural Gas 2%

Patterson -UTI reported results for the year ended December 31, 2013 6

Contract

Drilling

Continued Demand for APEX® Rigs

Percentage of Horizontal Wells Continues to Increase

Baker Hughes U.S. Rig Count 80%

% by Drilling Type

70% 60% 50% 40% 30% 20% 10% 0% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

% Horizontal % Vertical

APEX® Rig Fleet

APEX® Rigs as of March 4, 2014 …and Expected as of December 31, 2014

Class 3/4/2014 12/31/2014 APEX XK 1500™ 17 36 APEX-XK 1000™ 4 4 APEX WALKING® 49 49 APEX 1500® 44 44 APEX 1000® 11 11 Total APEX® Rigs 125 144

A leader in high specification drilling rigs

Contribution from High Specification Rigs

Contract Drilling EBITDA Contribution by Rig Class

Year Ended December 31, 2013

Mechanical

APEX® & Other Electric

Preferred rigs account for approximately 87% of Contract Drilling EBITDA

APEX WALKING® Rigs

Capable of walking with drill pipe and collars racked in derrick

Full multi directional walking capability

Walking times average 45 minutes for 10’ – 15’ well spacing

http://patenergy.com/drilling/technology/apexwalk

Strong Demand for Pad Drilling

Pad drilling is contributing to increasing rig efficiency

Pad drilling capable rigs are highly utilized

All new APEX® rigs completed in 2014 are expected to have walking systems

http://patenergy.com/drilling/technology

APEX-XK™ Rig Walking on Pad

Video of APEX-XK™ Rig

http://patenergy.com/drilling/technology/apexwalk/ 13

The APEX-XK™

Enhanced mobility including more efficient rig up and rig down

Greater clearance under rig floor for optional walking system

Advanced environmental spill control integrated into drilling floor

Optimized number of truck loads for rig moves

Available in both 1500 HP and 1000 HP

http://patenergy.com/drilling/technology

Enhancing our Position in Pad Drilling

Walking Systems Can be Added to Any Rig in Our Fleet…

…Allowing for True Multi-Directional Pad Drilling Capabilities

Enhancing our Position in Pad Drilling

http://patenergy.com/drilling/technology

Early Adopter of Natural Gas Engines

http://patenergy.com/drilling/technology 17

Using Natural Gas as a Fuel Source

First contract driller to use GE’s Waukesha natural gas engines on a modern land rig

28 rigs currently configured to use natural gas as the primary fuel source including 7 natural gas powered rigs and 21 bi-fuel capable rigs

We plan to add GE Waukesha engines to two additional rigs and upgrade 17 rigs with bi-fuel systems during 2014

Natural gas powered rigs can result in up to 80% lower fuel costs

http://patenergy.com/drilling/technology 18

Large Geographic Footprint

PTEN’s Active U.S. Land Drilling Rigs

as of March 2014

Rockies

32 Rigs

Appalachia

& Midwest Mid-Continent 32 Rigs North Texas 25 Rigs 5 Rigs

East Texas Permian Basin 13 Rigs 53 Rigs

South Texas

36 Rigs

Pressure Pumping

A Leader in Bi-Fuel Technology

Engines can burn a fuel mix comprised of up to 70% natural gas

Comparable torque and horsepower as an all diesel engine

Reduces operating costs by lowering fuel costs

Good for environmental sustainability

http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology

http://patenergy.com/pressurepumping/services 22

A Leader in Bi-Fuel Technology

One of the largest bi-fuel frac fleets in the Marcellus

More than 600 stages completed using natural gas as a fuel source

Replaced more than 332,000 gallons of diesel with cleaner burning natural gas

Eliminated 2.4 million pounds of transportation loads on local roads

http://patenergy.com/pressurepumping/services

Comprehensive Lab Services

http://patenergy.com/pressurepumping/services

Financial Flexibility

Investing in Our Company

Capital Expenditures and Acquisitions

($ in millions)

$1,012 $976 $974 $950

$637 $662 $598 $445 $453

2006 2007 2008 2009 2010 2011 2012 2013 2014E

A Different Size Company

Average 2008-2010 Average 2011-2013

+86%

3,000

2,500

) 2,000

Millions 1,500 +81% ( $ 1,000

500

0

Revenue EBITDA

Strong Financial Position

History of returning capital to investors

Cash Dividend

Initiated cash dividend in 2004

Recently announced doubling of quarterly cash dividend to $0.10 per share

Stock Buyback

Total of $843 million repurchased since 2005

Repurchased $85.8 million of stock in 2013 at an average price of $20.83

Approximately $187 million remaining authorization as of December 31, 2013

Returned approximately $1.2 billion to shareholders since 2005

Strong Financial Position

Total liquidity of approximately $710 million

$250 million of cash at December 31, 2013

$460 million revolver availability at December 31, 2013

$443 million net debt at September 30, 2013

13.8% Net Debt/Total Capitalization

$300 million of 4.97% Series A notes due October 5, 2020

$300 million of 4.27% Series B notes due June 14, 2022

$92.5 million of 5-year term loan

No equity sales in last 13 years

Reduced share count by 28.4 million shares since 2005

Patterson -UTI Energy, Inc.

Raymond James

35th Annual Institutional Investors Conference

March 4-5, 2014

Additional References

Active in Unconventional Plays

PTEN’s Active Rigs in Unconventional Areas

as of March 2014

Bakken

20 Rigs

Marcellus

21 Rigs

Utica

11 Rigs

Piceance

2 Rigs

Woodford

2 Rigs

Barnett

2 Rigs

Haynesville

5 Rigs

Eagle Ford

33 Rigs

Term Contract Coverage

Based on term contracts in place as of February 6, 2014

An average of 124 rigs expected under term contract in the first quarter of 2014

An average of 93 rigs expected under term contract for 2014

Drilling term contract revenue backlog of $946 million at December 31, 2013

PTEN expects to continue signing term contracts

Improving earnings visibility and returns stability 33

Growing Pressure Pumping Business

Recent Investments in Pressure Pumping … …Have Increased Fleet Size and Quality

760

800 rsepower 600 Ho 400

65 Pumping (000s) 200

0 Pressure 2006 2007 2008 2009 2010* 2011 2012 2013

Year End

Fracturing Horsepower Other Horsepower

* Includes acquisition of approximately 210,000 pressure pumping horsepower in October 2010

Pressure Pumping Areas of Operation

A Significant Player in Regional Markets

Fracturing Horsepower

51% 49%

Northeast Region:

Fracturing horsepower: 332,000 Southwest Region: Other horsepower: 60,600 Fracturing horsepower: 343,000 Other horsepower: 28,000

Strong Financial Returns

Growth in Per-Share Book Value

CAGR 16.3%

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Non-GAAP Financial Measures

PATTERSON -UTI ENERGY, INC.

Non-GAAP Financial Measures (Unaudited) Three Months Ended Twelve Months Ended

(dollars in thousands) December 31, December 31, 2013 2012 2013 2012

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)(1):

Net income $ 16,591 $ 58,859 $ 188,009 $ 299,477 Income tax expense 9,475 35,585 108,432 176,196 Net interest expense 6,947 5,738 27,441 22,196 Depreciation, depletion, amortization and impairment 183,118 132,791 597,469 526,614 EBITDA $ 216,131 $ 232,973 $ 921,351 $1,024,483

Total revenue $ 658,772 $ 652,750 $ 2,716,034 $2,723,414

EBITDA margin 32.8% 35.7% 33.9% 37.6%

EBITDA by operating segment:

Contract drilling $ 172,178 $ 168,982 $ 704,990 $ 739,709 Pressure pumping 45,757 60,856 217,228 243,857 Oil and natural gas 8,757 12,304 44,348 48,627 Corporate and other (10,561) (9,169) (45,215) (7,710) Consolidated EBITDA $ 216,131 $ 232,973 $ 921,351 $1,024,483

(1) EBITDA is not defined by generally accepted accounting principles (“GAAP”) . We present EBITDA (a non-GAAP measure) because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.

Non-GAAP Financial Measures

PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)

	2013	2012	2011	2010	2009	2008
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)(1):						
Net income (loss)	$ 188,009	$ 299,477	$ 322,413	$ 116,942	$ (38,290)	$ 347,069
Income tax expense (benefit)	108,432	176,196	187,938	72,856	(17,595)	193,490
Net interest expense (income)	27,441	22,196	15,465	11,098	3,767	(923)
Depreciation, depletion, amortization and impairment	597,469	526,614	437,279	333,493	289,847	275,990
Net impact of discontinued operations	-	-	(209)	1,778	1,979	15,190
EBITDA	$ 921,351	$ 1,024,483	$ 962,886	$ 536,167	$ 239,708	$ 830,816
Total revenue	$ 2,716,034	$ 2,723,414	$ 2,565,943	$ 1,462,931	$ 781,946	$ 2,063,880
EBITDA margin	33.9%	37.6%	37.5%	36.7%	30.7%	40.3%

(1) EBITDA is not defined by generally accepted accounting principles ("GAAP"). We present EBITDA (a non-GAAP measure) because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.

38